                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT


    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): July 28, 1999
                               -----------------

                         COMMISSION FILE NUMBER 0-7570

DELAWARE                                        CANANDAIGUA BRANDS, INC                                     16-0716709
                                                AND ITS SUBSIDIARIES:
NEW YORK                                        BATAVIA WINE CELLARS, INC                                   16-1222994
NEW YORK                                        CANANDAIGUA WINE COMPANY, INC.                              16-1462887
NEW YORK                                        CANANDAIGUA EUROPE LIMITED                                  16-1195581
ENGLAND AND WALES                               CANANDAIGUA LIMITED                                         ---
NEW YORK                                        POLYPHENOLICS, INC.                                         16-1546354
NEW YORK                                        ROBERTS TRADING CORP.                                       16-0865491
DELAWARE                                        BARTON INCORPORATED                                         36-3500366
DELAWARE                                        BARTON BRANDS, LTD.                                         36-3185921
MARYLAND                                        BARTON BEERS, LTD.                                          36-2855879
CONNECTICUT                                     BARTON BRANDS OF CALIFORNIA, INC.                           06-1048198
GEORGIA                                         BARTON BRANDS OF GEORGIA, INC.                              58-1215938
NEW YORK                                        BARTON DISTILLERS IMPORT CORP.                              13-1794441
DELAWARE                                        BARTON FINANCIAL CORPORATION                                51-0311795
WISCONSIN                                       STEVENS POINT BEVERAGE CO.                                  39-0638900
ILLINOIS                                        MONARCH IMPORT COMPANY                                      36-3539106
GEORGIA                                         THE VIKING DISTILLERY, INC.                                 58-2183528
(State or other jurisdiction of incorporation   (Exact name of registrant as specified in its         (I.R.S. Employer
 or organization)                               charter)                                            Identification No.)


       300 WillowBrook Office Park, Fairport, New York       14450
         -----------------------------------------------     -----
        (Address of principal executive offices)           (Zip Code)


       Registrant's telephone number, including area code (716) 218-2169
                                 --------------


         -------------------------------------------------------------
         (Former name or former address, if changed since last report)

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

     The following exhibits are filed to be incorporated into registration statement No. 333-67037:

1.1. Underwriting Agreement dated July 28, 1999 by and among Canandaigua Brands, Inc., Batavia Wine Cellars, Inc., Barton Incorporated, Barton Brands, Ltd., Barton Beers, Ltd., Barton Brands of California, Inc., Barton Brands of Georgia, Inc., Barton Distillers Import Corp., Barton Financial Corporation, Stevens Point Beverage Co., Canandaigua Limited, Monarch Import Company, Canandaigua Wine Company, Inc., The Viking Distillery, Inc., Canandaigua Europe Limited, Roberts Trading Corp. and Polyphenolics, Inc., as Issuers, and J.P. Morgan Securities Inc., Bear, Stearns & Co. Inc., Credit Suisse First Boston Corporation, Salomon Smith Barney Inc., CIBC World Markets Corp., Deutsche Bank Securities Inc., Hambrecht & Quist LLC, Lehman Brothers Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Schroder & Co. Inc., as Underwriters.

4.1 Form of Supplemental Indenture No. 2 to be dated as of August 4, 1999 by and among Canandaigua Brands, Inc., as Issuer, and Batavia Wine Cellars, Inc., Barton Incorporated, Barton Brands, Ltd., Barton Beers, Ltd., Barton Brands of California, Inc., Barton Brands of Georgia, Inc., Barton Distillers Import Corp., Barton Financial Corporation, Stevens Point Beverage Co., Canandaigua Limited, Monarch Import Company, Canandaigua Wine Company, Inc., The Viking Distillery, Inc., Canandaigua Europe Limited, Roberts Trading Corp. and Polyphenolics, Inc., as Guarantors, and Harris Trust and Savings Bank, as Trustee.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                            CANANDAIGUA BRANDS, INC.

Dated:  August 3, 1999      By: /s/ Thomas S. Summer
                            --------------------------------
                            Thomas S. Summer, Senior Vice
                            President and Chief Financial
                            Officer


                                  SUBSIDIARIES

BATAVIA WINE CELLARS, INC.

Dated: August 3, 1999       By: /s/ Thomas S. Summer
                            --------------------------------
                            Thomas S. Summer, Treasurer


CANANDAIGUA WINE COMPANY, INC.

Dated: August 3, 1999       By: /s/ Thomas S. Summer
                            --------------------------------
                            Thomas S. Summer, Treasurer


CANANDAIGUA EUROPE LIMITED

Dated: August 3, 1999       By: /s/ Thomas S. Summer
                            --------------------------------
                            Thomas S. Summer, Treasurer

CANANDAIGUA LIMITED

Dated: August 3, 1999       By: /s/ Thomas S. Summer
                            --------------------------------
                            Thomas S. Summer, Finance Director

POLYPHENOLICS, INC.

Dated: August 3, 1999       By: /s/ Thomas S. Summer
                            --------------------------------
                            Thomas S. Summer, Treasurer


ROBERTS TRADING CORP.

Dated: August 3, 1999       By: /s/ Thomas S. Summer
                            --------------------------------
                            Thomas S. Summer, President and Treasurer


BARTON INCORPORATED

Dated: August 3, 1999       By: /s/ Thomas S. Summer
                            --------------------------------
                            Thomas S. Summer, Vice President


BARTON BRANDS, LTD.

Dated: August 3, 1999       By: /s/ Thomas S. Summer
                            --------------------------------
                            Thomas S. Summer, Vice President


BARTON BEERS, LTD.

Dated: August 3, 1999       By: /s/ Thomas S. Summer
                            --------------------------------
                            Thomas S. Summer, Vice President


BARTON BRANDS OF CALIFORNIA, INC.

Dated: August 3, 1999       By: /s/ Thomas S. Summer
                            --------------------------------
                            Thomas S. Summer, Vice President


BARTON BRANDS OF GEORGIA, INC.

Dated: August 3, 1999       By: /s/ Thomas S. Summer
                            --------------------------------
                            Thomas S. Summer, Vice President

BARTON DISTILLERS IMPORT CORP.

Dated: August 3, 1999       By: /s/ Thomas S. Summer
                            --------------------------------
                            Thomas S. Summer, Vice President


BARTON FINANCIAL CORPORATION

Dated: August 3, 1999       By: /s/ Thomas S. Summer
                            --------------------------------
                            Thomas S. Summer, Vice President


STEVENS POINT BEVERAGE CO.

Dated: August 3, 1999       By: /s/ Thomas S. Summer
                            --------------------------------
                            Thomas S. Summer, Vice President


MONARCH IMPORT COMPANY

Dated: August 3, 1999       By: /s/ Thomas S. Summer
                            --------------------------------
                            Thomas S. Summer, Vice President


THE VIKING DISTILLERY, INC.

Dated: August 3, 1999       By: /s/ Thomas S. Summer
                            --------------------------------
                            Thomas S. Summer, Vice President